Exhibit 10.30

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

University of Pennsylvania

Option Agreement

Signature Page

Company Information
Company’s full legal name and address: Cabaletta Bio, Inc. 2929 Arch Street, Suite 600 Philadelphia, PA 19104	Company primary phone number: 267-759-3100
Company primary fax number:

Penn Information
Notice Address:	Payment Address:
[***]	By ACH/Wire: [***]	By Check (lockbox): [***]

Final Execution Copy

Patent Rights
Penn Dockets and Descriptions: See Attachment A	Field of Use: “Field of Use’ means the following subfields (each a “Subfield”): [***].
Licensed Product: “Licensed Product” means [***]

Payment Terms
Option Fee: $[***]

Term
Effective Date: The effective date of SRA (as defined in Section 2)	Initial Term: Until [***].

Signatures
This Agreement includes this Signature Page and all of the attached Terms and Conditions. By signing below, Company and Penn agree to all of the provisions.
Cabaletta Bio, Inc.	The Trustees of the University of Pennsylvania
By: /s/ Steven NichtbergerDate: December 23, 2021 (please sign) Name: Steven Nichtberger, MD Title: CEO	By: [***] Date: December 23, 2021 (please sign) Name: [***]Title: [***]

Final Execution Copy

Option Agreement

Terms and Conditions

1.Option Grant. Penn grants to Company a first option, during the Term, to negotiate to acquire a non-exclusive worldwide license, with the right to sublicense through up to [***]tiers, to make, have made, use, import, offer for sale and sell Licensed Products using or incorporating Patent Rights in the Field of Use (the “Option”). The term “Patent Rights’ means (a) all of Penn’s patent rights represented by or issuing from the Penn dockets listed on the Signature Page, (b) any continuations, provisionals, continued prosecution applications, substitutions, extensions and term restorations, registrations, confirmations, reexaminations, renewals, divisional and re-issue applications thereof, but excluding continuations-in-part except to the extent of claims entirely supported in the specification and entitled to the priority date of the parent application, and (c) any corresponding foreign counterparts and any extensions to the foregoing. No other rights and no licenses are granted.

2.License Negotiations. During the Term, but only following execution of the SRA, Company shall notify Penn in writing if it intends to exercise the option set forth in Section 1 above. In the event Company exercises such option, Company and Penn will negotiate in good faith the terms and conditions of a definitive Patent License Agreement for the Patent Rights for a period of [***]and [***] thereafter (the “Negotiation Period”). During [***], Penn will not enter into any negotiations with any third party regarding an exclusive commercial license under the Patent Rights for use with or incorporation into Licensed Products in the Field of Use that would conflict with the option rights granted to Company hereunder. “SRA” means a sponsored research agreement between Company and Penn for mRNA-LNP research involving CAARs to be conducted in the Weissman Lab at Penn and executed by the parties concurrently with this Agreement. Under the SRA, Company shall provide committed funding to Penn’s Weissman Lab of at least $[***] for development of products and services related to the Patent Rights in the Field of Use.

3.Minimum Terms. Any Patent License Agreement negotiated pursuant to this Agreement will be based upon Penn’s standard Patent License Agreement, or if deemed applicable by the parties, the Cabaletta Amended and Restated License Agreement dated effective July 23, 2019 by and among Penn, CHOP, and Company, as amended by its First Amendment dated May 1, 2020 and its Second Amendment dated October 19, 2021. Any license will be subject to any applicable rights retained by the US government in intellectual property funded by a Federal agency. In any license, Penn will reserve the right to use, and to allow other non-commercial entities to use, the Patent Rights for educational, research and patient care purposes.

4.Option Fee. On the Effective Date, Company will pay to Penn the non-refundable and non-creditable Option Fee.

Final Execution Copy

5.Expiration. This Agreement will expire automatically at the end of the Term unless otherwise agreed upon by both parties in writing.

6.Early Termination. This Agreement will terminate before the expiration of the Term: (a) upon the written agreement of both parties to such termination, or (b) upon [***] prior written notice by Company of its intention to terminate at any time, or (c) immediately upon early termination of the associated SRA.

7.Effect of Expiration or Termination. Upon the expiration or termination of this Agreement for any reason (except for termination upon execution of a definitive Patent License Agreement, and only following the Negotiation Period if applicable): Penn may exclusively license the Patent Rights in the Field of Use to any third party at any time and upon any terms without further obligation to Company. The terms and conditions of Paragraphs 7, 11, 12, 13 and 14 will survive in accordance with their respective terms. If Company has exercised its option during the Term, then Company’s rights to negotiate a license as set forth in Section 2 shall survive such expiration for the time period set forth in such Section 2.

8.Intentionally Omitted

9.Payment Terms. All payments are payable to “The Trustees of the University of Pennsylvania” at the payment addresses shown on the Signature Page. All payments will be in United States Dollars.

10.Patent Maintenance. Except as may otherwise be agreed by the parties, in a definitive Patent License Agreement or otherwise, Penn will control, prosecute and maintain the Patent Rights during the Term. During the Term, Penn will, use reasonable efforts to inform Company, through its patent counsel, material patent prosecution decisions that are pending related to the Patent Rights, and will reasonably consider Company’s input on such decisions.

11.Patent Expenses. Company will reimburse Penn for all patent and legal expenses incurred by Penn during the Term with respect to the Patent Rights at the rate of (a) [***] of the expenses if there are no other active commercial licensees or optionees, and (b) [***] with other active commercial licensees or optionees, in each case determined at the time the expenses are incurred. Penn shall promptly inform Company of the number of any such active commercial licensees or optionees. If Company does not reimburse any such expenses then Penn may proceed with such patent action at its own cost and expense and any patent rights associated with such patent action will be automatically excluded from the term “Patent Rights”‘ and Company’s option under Paragraph 1.

12.Penn’s Name. Company will not use Penn’s name or trademarks or the name of any Penn employee in any manner without Penn’s prior written consent. Notwithstanding the foregoing, Company may use the name of Penn in a non-misleading and factual manner solely to state that Company has entered into this Option Agreement and been granted the Option. Penn will not use Company’s name or trademarks without the prior written consent of Company except that Penn may use the name of Company in a non-misleading and factual manner solely to state that Penn has entered into this Option Agreement and granted the Option to Company.

Final Execution Copy

13.Disclaimer. PENN MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF PERFORMANCE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, COMMERCIAL UTILITY, NON-INFRINGEMENT OR TITLE.

14.Miscellaneous. Any notice must be in writing and sent to the address of the party listed on the Signature Page. This Agreement may only be modified by a written amendment that is executed by an authorized representative of each party. Any waiver must be express and in writing. No waiver by either party of a breach by the other party will constitute a waiver of any different or succeeding breach. This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to conflicts of law principles of any jurisdiction. The parties will use reasonable efforts to resolve amicably any disputes that may relate to or arise under this Agreement. If the parties are unable to resolve the dispute amicably, then the parties will submit to the exclusive jurisdiction of, and venue in, the state and Federal courts located in the Eastern District of Pennsylvania. This Agreement, together with the SRA and any Confidential Disclosure Agreement contain the entire agreement between the parties with respect to subject matter of this Agreement and supersede all other oral or written representations, statements, or agreements with respect to such subject matter. This Agreement is binding upon the parties and their respective heirs, successors, assigns, and personal representatives. Neither party may assign this Agreement without the prior written consent of the other party.

Notwithstanding the foregoing, Company may assign its rights and obligations under this Option Agreement without the prior written consent of Penn to a successor in connection with the merger, consolidation or sale of all or substantially all of its assets or its business, provided, that (i) there exists no material breach by Company of any material term of this Option Agreement, (ii) Company provides prompt written notice of the transaction to Penn, and (iii) the assignee agrees in writing to be legally bound by this Agreement. Any permitted assignment will not relieve Company of any obligation of Company that has accrued at the time of the assignment.

Final Execution Copy

Attachment A

Patents and Patent Applications in Penn Patent Rights

[***]

Final Execution Copy